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                                                                   Exhibit 10.45

                        COLLINS FOODS SHARE OPTION PLAN
                                      OF
                          COLLINS FOODS GROUP PTY LTD
                                ACN 009 937 900

INTRODUCTION

Collins Foods Group Pty Ltd (the Company) wishes to establish the Collins Foods Share Option Plan (the Plan), as an incentive for members of the Senior Management Group and the Selected Employees to remain fully committed to the Company. Participation in the Plan is intended to increase opportunities to share in the future growth, prosperity and profitability of the Company on the basis set out below.

DEFINITIONS

As used in this Plan, the following terms shall have the meanings indicated:-

Allocated Proportion means, with respect to any AMG Member, the proportionate number of shares appearing next to each person's name in Exhibit A to this Plan.

Australian Management Group (AMG) consists of the Senior Management Group and the Selected Employees and AMG Member refers to any individual specified herein as a member of any such group.

AMG Option Date means August 21, 2003, or such earlier date after the Commencement Date on which a Trigger Event occurs.

AMG Option Exercise Date means the date or dates not before the AMG Option Date and not after August 20, 2004 on which Options are exercised by AMG Members.

Business means the KFC Restaurant business in Queensland and the Sizzler Restaurant business in Australia, which are conducted by the subsidiaries of the Company.

Collins Foods Share Option Plan means the plan which has been adopted by the Company pursuant to which AMG Members will have the opportunity to exercise Options for the purchase of shares in the Company.

Commencement Date means August 21, 2000.

Directors means the Directors of the Company as appointed from time to time, but as at the Commencement Date means Kevin Perkins, Lynne Grace and James Ryan.

Dollar or $ sign references in this Plan refer to Australian dollars.

Effective Date means the Commencement Date, notwithstanding the actual date of issue of the Options under this Plan.

Nominated Value means the market value of shares in the Company as advised by the Chief Financial Officer of SII to any relevant AMG Member or his representatives within 30 days of the occurrence of a Termination Event. If the AMG Member does not agree with the Nominated Value advised by SII, the Member may at his own cost arrange for preparation of a valuation of the Option Shares as at the Termination Date. In that event, the Nominated
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Value shall be the average of the value specified by SII and the value certified by the AMG Member's valuer.

Option or Options means the option or options to buy shares in the Company which are granted to AMG under the provisions of this Plan.

Option Cancellation Amount means the Nominated Value of the Option Shares as if exercised by the AMG Member on the date of a relevant Termination Event, less the Strike Price shown on the corresponding Option Certificate.

Option Certificate means a document in the format set out in Exhibit C certifying that the AMG Member named in the Certificate is the holder of the relevant Option.

Option Shares means any shares in the Company that may be issued to or acquired by an AMG Member upon the exercise of an Option.

RCI means Restaurant Concepts International, Inc., a Nevada corporation which is the current holder of all of the issued shares in the Company.

Selected Employees means those district managers and head office personnel as are selected by the Senior Management Group to participate in AMG.

Senior Management Group means Kevin Perkins, Lynne Grace, James Ryan, Simon Perkins, Ross Brown, John Hands, Pam Martin, James Misakian, David Nash and Jeremy Ryland.

Shareholders' Agreement means a shareholders' agreement substantially in the form attached to this Plan as Exhibit B.

SII means Sizzler International, Inc., the ultimate parent company of RCI and the Company.

SII Share Qualification means the requirement to invest in restricted stock of SII on the basis referred to in detail in the Collins Foods Share Option Plan.

Strike Price means the price at which any Option may be exercised. The Strike Price to be inserted in each Option Certificate will be $1.00 multiplied by the Number of Options shown on each Option Certificate.

Termination Event means, with respect to any individual AMG Member, any of the following occurrences:

(a)  the death of the Member;
(b) termination by the employer of the Member's employment due to permanent disablement;
(c) termination by the employer of the Member's employment as a result of a bona fide redundancy;
(d)  a declaration of the Member's bankruptcy.

Trigger Date means the earliest date on which a Trigger Event takes place.

Trigger Event means either of the following:

(a) A change in control of the Company (other than as a result of any change in the beneficial ownership of SII itself) as the result of a transaction where shares
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     representing 50% or more of the voting power of the Company are transferred to an entity which is not affiliated with SII, otherwise than for the purposes of an internal corporate restructure; or

(b) A sale of all or substantially all the Company's business assets, otherwise than for the purposes of an internal corporate restructure but does not include reference to a collateralisation of the Business or a charge over the Company's stock as part of a bona fide financing or refinancing transaction.

TERMS AND CONDITIONS

The Options will be issued by the Company on the following terms and conditions:-

1.   ELIGIBILITY

1.1 Membership of the Plan will be restricted to the AMG Members nominated in Exhibit A. Each of the AMG Members will be entitled to participate in the Plan to the extent of their individual Allocated Proportions, subject to compliance with the SII Share Qualification.

1.2 Membership of the Plan will only be available to AMG Members who agree, prior to the issue of an Option, to be contractually bound by the Terms and Conditions of this Plan, including the provisions of the Shareholders' Agreement.

2.   ISSUE OF OPTIONS

2.1 Options will be issued under this Plan at the sole discretion of the Directors to the AMG Members specified in Exhibit A. Each Option will entitle the participant to subscribe for the number of ordinary shares in the Company which are identified opposite his/her name in Exhibit A. No payment is required to be made by any AMG Member for the issue of the Options.

3.   NUMBER OF OPTIONS TO BE ISSUED

3.1 As at the Commencement Date, the Directors anticipate that Options will be granted for the acquisition by AMG Members of 3,072,577 ordinary shares in the Company. The number of Options on issue under this Plan shall not exceed an aggregate of options for the acquisition of 3,072,577 ordinary shares.

3.2 Options for the acquisition of 1,384,000 ordinary shares will be issued to the members of the Senior Management Group on the basis set out in the Company's Stay Bonus Plan.

3.3 Options for the acquisition of 1,688,577 ordinary shares will be issued to members of the Senior Management Group and the Selected Employees on the basis set out in this Plan, subject to compliance with the SII Share Qualification.
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4.   TRANSFERABILITY OF OPTIONS

4.1 Options issued under this Plan cannot be sold, transferred, assigned, conveyed or pledged under any circumstances.


5.   SII SHARE QUALIFICATION

5.1 With relation to the 1,688,577 Options referred to in Clause 3.3 of this Plan, each AMG Member is required to demonstrate that the SII Share Qualification has been met before any Option Certificate will be issued by the Directors.

5.2 SII stock to the value of $1,000,000 will be offered to AMG Members under the provisions of SII's 2001 AMG Restricted Stock Plan.

5.3 For every $1.00 invested in the SII stock offer, each AMG Member will receive 1.688 Options under this Plan.

6.   EXERCISE OF THE OPTIONS

6.1 Options issued under this Plan may not be exercised prior to the AMG Option Date. The exercise price for each of the Options will be the Strike Price nominated on each Option Certificate. (As at the Commencement Date, the Strike Price for all Options to be issued under this Plan is estimated to be $3,072,577.)

6.2 On the AMG Option Exercise Date, AMG Members must pay cash equivalent to the relevant Strike Price for each of the Options which is being exercised. AMG Members will be required to exercise any Options within 12 months after the AMG Option Date. If any Option is not exercised within that time, the Option will expire and have no further value whatsoever.

6.3 An AMG Member may exercise an Option to acquire a lesser number of Option Shares than the total shown on that Member's Option Certificate but, having done so, the right to acquire the balance of the Option Shares will be lost. The Option must be exercised at the same time as the Member exercises any Productivity Bonus Options held under the provisions of the Company's Productivity Bonus Option Plan.

6.4 Each Option holder may exercise his or her Options by lodging with the Company the following:-

     (a)  the Option Certificate;
     (b)  the signed Notice of Exercise of the Option; and
     (c) the Strike Price in cash relevant to the Option exercised by the AMG Member.


7.   ALLOTMENT OF SHARES

7.1 Following the valid exercise of any Option, the Directors shall issue and allot to the Option holder within 10 days Option Shares equivalent to the number of shares in respect of which the Option was exercised.
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8.   RESTRICTIONS ON TRANSFERABILITY OF SHARES

8.1 The Option Shares will be subject to restrictions on transferability, including but not limited to restrictions prohibiting transfer to any person other than SII, the nominee of SII, or an AMG Member as set out in more detail within the terms of the Shareholders' Agreement.

8.2 After the exercise of any Option, the Option Shares issued to an AMG Member must be held by that member for not less than 6 months before the shares can be transferred to another party.

9.   TERMINATION OF OPTION

9.1 The Options granted under this Plan shall expire and terminate for each individual AMG Member on the first to occur of:

     (a)  the first anniversary of the AMG Option Date;

     (b) termination by the employer of the Member's employment with the Company for cause;

     (c) resignation or retirement by the Member from the employment of the Company;

     (d)  a Termination Event with respect to that Member.

9.2 In the case of the events referred to in sub-paragraphs (a), (b) and (c) of clause 9.1, the relevant AMG Member's Option Certificate will be cancelled and no further action need be taken by any party.

9.3 If a Termination Event occurs, SII will pay the Option Cancellation Amount to the Member (or the Member's personal representatives or Trustee in Bankruptcy, as applicable) within 60 days of the Termination Event. On receipt of the relevant payment, the recipient will deliver the applicable Option Certificate to the Company for cancellation.

10.  RECONSTRUCTION OF CAPITAL

10.1 It is a condition of the Options that:-

     (a) in the event of any reconstruction (including consolidation, subdivision, reduction or return) of the issued capital of the Company, the number of Options or the Strike Price of the Options or both, shall be reconstructed (as appropriate) in a manner which will not result in any benefits being conferred on Option holders which are not conferred on holders of issued shares in the capital of the Company; and

     (b) (subject to the provisions with respect to rounding of entitlements as sanctioned by the meeting of shareholders approving the reconstruction of capital) in all other respects the terms for the exercise of Options shall remain unchanged.
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10.2 On the occurrence of any of the events set out in this paragraph, the
     Company shall request the Option holder to deliver the Option Certificate to the Company for cancellation and shall issue a replacement Option Certificate recording the adjusted number of Options available for exercise.

11.  SII STOCK OPTION TERMINATION AGREEMENT

11.1 Each AMG Member who is the holder of an SII Stock Option granted in June 2000 agrees to relinquish the SII Stock Option following the issue to that member of the Option referred to in this Plan. If requested, any relevant AMG Member will sign a Stock Option Termination Agreement relative to the June 2000 grant of SII Stock Options.

12.  AMENDMENTS TO THE PLAN

12.1 Any amendment to the terms and conditions of the Plan shall be submitted by the Directors to a meeting of shareholders for approval by special resolution.

13.  POWERS OF THE BOARD OF DIRECTORS

13.1 The Plan shall be administered by the Directors who shall have the power to:-

     . determine appropriate procedures for administration of the Plan consistent with the terms hereof;

     . resolve conclusively all questions of fact or interpretation in connection with the Plan;

     . delegate in writing to any one or more persons for such period and on such conditions as they may determine the exercise of any of their powers or discretions arising under the Plan.

The COLLINS FOODS SHARE OPTION PLAN is issued under the Common Seal of COLLINS FOODS GROUP PTY LTD by the authority of a resolution of its Directors at Brisbane on the 30th day of March, 2001 in the presence of:-


/s/ Kevin William Perkins                         /s/ Heather Lynette Grace
_________________________                         _____________________________
Signature of Director                             Signature of Director

  Kevin William Perkins                             Heather Lynette Grace
_________________________                         _____________________________
Name of Director                                  Name of Director
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                       EXHIBIT A - ALLOCATED PROPORTIONS


A.1       Senior Management Group

          ------------------------------------------ ----------------------------------------
               Name                                          No of Shares Which Option
                                                                    Relates To
          ------------------------------------------- ---------------------------------------
               Kevin Perkins                                        1,623,250
          ------------------------------------------- ---------------------------------------
               Lynne Grace                                            215,982
          ------------------------------------------- ---------------------------------------
               James Ryan                                             215,982
          ------------------------------------------- ---------------------------------------
               Simon Perkins                                          140,000
          ------------------------------------------- ---------------------------------------
               Ross Brown                                             106,538
          ------------------------------------------- ---------------------------------------
               John Hands                                              96,666
          ------------------------------------------- ---------------------------------------
               Pam Martin                                              68,084
          ------------------------------------------- ---------------------------------------
               James Misakian                                          86,538
          ------------------------------------------- ---------------------------------------
               David Nash                                              48,000
          ------------------------------------------- ---------------------------------------
               Jeremy Ryland                                           46,133
          -------------------------------------------- ---------------------------------------

A.2      Selected Employees

         ------------------------------------------ ----------------------------------------
             Name                                           No of Shares Which Option
                                                                   Relates To
         ------------------------------------------ ----------------------------------------
             Mark Argent                                         40,000 Shares
         ------------------------------------------ ----------------------------------------
             Jim McDonald                                        26,067 Shares
         ------------------------------------------ ----------------------------------------
             Richie Wood                                         26,067 Shares
         ------------------------------------------ ----------------------------------------
             Mike Mothersole                                     26,067 Shares
         ------------------------------------------ ----------------------------------------
             Martin Clarke                                       15,000 Shares
         ------------------------------------------ ----------------------------------------
             Mick Price                                          26,067 Shares
         ------------------------------------------ ----------------------------------------
             Paul Irvine                                          1,000 Shares
         ------------------------------------------ ----------------------------------------
             Wayne Hargens                                       21,951 Shares
          ------------------------------------------ ----------------------------------------
             Phillip Coleman                                     21,951 Shares
          ------------------------------------------ ----------------------------------------
             Narelle Cordaro                                     10,975 Shares
          ------------------------------------------ ----------------------------------------
             Cherie Howden                                        8,441 Shares
          ------------------------------------------ ----------------------------------------

          ------------------------------------------ ----------------------------------------
              Name                                           No of Shares Which Option
                                                                    Relates to
          ------------------------------------------ ----------------------------------------
              Les Stiles                                          2,744 Shares
          ------------------------------------------ ----------------------------------------

              Vicki Pettinari                                     2,744 Shares
          ------------------------------------------ ----------------------------------------
              Shaun Smith                                         2,744 Shares
          ------------------------------------------ ----------------------------------------
              Trevor Stammers                                     8,441 Shares
          ------------------------------------------ ----------------------------------------
              Sue Conquest                                       42,744 Shares
          ------------------------------------------ ----------------------------------------
              Jodie Fry                                           2,744 Shares
          ------------------------------------------ ----------------------------------------
              Susie Gilroy                                        7,744 Shares
          ------------------------------------------ ----------------------------------------
              Renae Gelfius                                       4,250 shares
          ------------------------------------------ ----------------------------------------

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                      EXHIBIT B - SHAREHOLDERS' AGREEMENT

                        EXHIBIT C - OPTION CERTIFICATE

                  COLLINS FOODS GROUP PTY LTD ACN 009 937 900
                                  ("COMPANY")

================================================================================

                              OPTION CERTIFICATE

Name and address of Option Holder: __________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

Issue Date: _________________________________________________________________

Number of Options: __________________________________________________________

Strike Price ________________________________________________________________

Date for Exercise of Option:              Not before August 21, 2003; and

                                          Not after August 20, 2004.

================================================================================

  THIS IS TO CERTIFY that the person named above is the registered holder, subject to the constitution of the Company and the Terms and Conditions set out in the Collins Foods Share Option Plan, a copy of which is annexed to this Certificate, of the number of Options described above for the purchase of fully paid ordinary shares in the Company.

  THE COMMON SEAL of COLLINS                   )
  FOODS GROUP PTY LTD is affixed as            )
  required by the terms of its Constitution:   )

  _________________________________               _____________________________
  Signature of Director/Secretary                 Signature of Director


  _________________________________               _____________________________
  Name of Director/Secretary                      Name of Director